EXHIBIT 99.10

Equity One Mortgage 04-3 - Price/Yield - B1



Balance         $8,080,000.00           Delay                  0
                                        Dated                  7/23/2004
Settle          7/23/2004               First Payment          8/25/2004



                            WAL                     3.04                   3.04
                 Mod Durn 30360                     2.86                   2.86
         Principal Window Begin                       36                     36
           Principal Window End                       37                     37

                         Prepay                  200 PPC                200 PPC
            Optional Redemption                  Call (Y)               Call (N)